ACQUISITION OF A SUBSIDIARY	12 Months Ended
Dec. 31, 2022
Sale Of Business [Abstract]
ACQUISITION OF A SUBSIDIARY
39	ACQUISITION OF A SUBSIDIARY

IVS Bulk Pte. Ltd.

On 14 February 2020, the Group acquired additional equity interest in IVS Bulk Pte. Ltd. from its joint venture partner which increased its ownership interest from 33.5% to 66.75%. The Group elected to apply the optional concentration test in accordance with IFRS 3
Business Combinations
and concluded that the ships are considered as a group of identifiable assets. Consequently, the Group determined that substantially all of the fair value of the gross assets (excluding cash and cash equivalents) acquired is concentrated in the ships and concluded that the acquired set of activities and assets is not a business.

The fair value and book value of the net assets acquired amounted to US$134,818,000 and US$147,683,000 respectively. The difference between fair value and book value is allocated on a pro rata basis of relative fair values to reduce certain of the assets acquired (i.e. ships). The ships acquired and cash and cash equivalents assumed as part of the transaction amounted to US$243,596,000 and US$15,774,000 respectively.

In connection with the acquisition of the additional 33.25%, the company entered into a new shareholders’ agreement with Sankaty, the remaining partner, which grants the company control of key aspects of the corporate governance of the joint venture. As such, the Group consolidates the financial statements of IVS Bulk Pte. Ltd. with effect from the date of acquisition, resulting in the decrease in the amount due from joint ventures and amount due to related parties.

Assets and liabilities recognised at the date of acquisition	2020
US$’000

Cash and bank balances including restricted cash	15,774
Other receivables and prepayments	694
Due from related parties	2,512
Inventories	485
Ships, property, plant and equipment	243,883
Right-of-use assets	87
Bank loans	(125,517)
Other payables	(2,690)
Due to related parties	(33)
Lease liabilities	(90)
Fair value of net identifiable assets acquired	135,105

Net cash outflows arising on acquisition of IVS Bulk Pte. Ltd.	2020
US$’000

Total purchase consideration	(44,087)
Less: cash and bank balances including restricted cash	15,774
Payment for acquisition of subsidiary, net of cash acquired	(28,313)

Non-controlling interest of 33.25% in IVS Bulk recognised at the acquisition date was measured based on the fair value of purchase consideration of IVS Bulk and amounts to US$44.1 million.

On 1 December 2020, additional funding from GSPL to IVS Bulk Pte. Ltd. of US$4,000,000 was converted to share capital in terms of the shareholders agreement. The conversion increased the shareholding of GSPL from 66.75% to 68.86%. This has been accounted as an equity transaction between the shareholders.

On 1 September 2021, the Group acquired the remaining 31.14% equity stake in IVS Bulk Pte. Ltd. for US$46,634,000, comprising of US$37,219,000 for the purchase of the ordinary shares, interest on the purchase price of US$275,000, related expenses of US$53,000 and US$9,087,000 for the preference shares. The purchase consideration was used to settle the non-controlling interest of US$52,339,000 and the difference of US$5,705,000 was recognised in equity as in Merger Reserve (Note 29).